UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2010

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 15, 2010, we announced the acceptance by the American Journal of Obstetrics and Gynecology of a manuscript describing results from the research and development locked-assay verification study by our wholly owned subsidiary, Sequenom Center for Molecular Medicine. Details of the study described in the manuscript entitled “Noninvasive Detection of Fetal Trisomy 21 by Plasma DNA Sequencing in a Clinical Setting” have been embargoed until publication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUENOM, INC.

Dated: December 15, 2010	By:	/S/ CLARKE NEUMANN
Clarke Neumann
Vice President and General Counsel

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